Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders

Cloud Data Corporation

(A Development Stage Company)

We have audited the accompanying balance sheet of Cloud Data Corporation (A Development Stage Company) as of June 30, 2011 and the related statements of operations, stockholders' equity, and cash flows for the period from April 11, 2011 (date of inception) to June 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cloud Data Corporation (A Development Stage Company) as of June 30, 2011 and the results of its operations and its cash flows for the period from April 11, 2011 (date of inception) to June 30, 2011, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ “Manning Elliott LLP”

CHARTERED ACCOUNTANTS

Vancouver, Canada

November 4, 2011

Cloud Data Corporation

(A Development Stage Company)

Balance Sheet

(Expressed in US Dollars)

June 30,
2011

Assets
Current Assets
Cash	$100
Intangible asset (Note 3)	140,000
Total Assets	$140,100

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$27,200
Due to related party	2,500
Total Liabilities	29,700

Contingency and Commitment (Note 1)
Subsequent Event (Note 7)

Stockholders' Equity
Common stock (Note 5)
Authorized: 75,000,000 shares, $0.001 par value
Issued and outstanding: 70,000,000 shares	70,000
Additional paid-in capital	70,000
Deficit accumulated in the development stage	(29,600)
Total Stockholders' Equity	110,400
Total Liabilities and Stockholders' Equity	$140,100

The accompanying notes are an integral part of these financial statements.

2

Cloud Data Corporation

(A Development Stage Company)

Statement of Operations

(Expressed in US Dollars)

Period from
April 11, 2011
(Incorporation)
to June 30,
2011

Revenue	$–

Expenses
Advertising	12,000
Consulting fees	5,100
General and administrative	500
Management fees	10,000
Professional fees	2,000
Total Expenses	29,600

Net Loss	$(29,600)

Net Loss per Common Share - Basic and Diluted	$—

Weighted Average Number of Common Shares Outstanding	58,625,000

The accompanying notes are an integral part of these financial statements.

3

Cloud Data Corporation

(A Development Stage Company)

Statement of Stockholders’ Equity

For the Period from April 11, 2011 (Incorporation) to June 30, 2011

(Expressed in US Dollars)

	Common Stock		Additional Paid-in	Deficit Accumulated in the Development	Total Stockholders’
	Number	$	Capital	Stage	Equity
			$	$	$

Balance, April 11, 2011 (Incorporation)	—	—	—	—	—

Common stock issued for acquisition of intangible asset at $0.002 per share	70,000,000	70,000	70,000	—	140,000
Net loss for the period	—	—	—	(29,600)	(29,600)

Balance, June 30, 2011	70,000,000	70,000	70,000	(29,600)	110,400

 The accompanying notes are an integral part of these financial statements.

4

Cloud Data Corporation

(A Development Stage Company)

Statement of Cash Flows

(Expressed in US Dollars)

Period from
April 11, 2011
(Incorporation)
to June 30,
2011

Cash Flows (Used In) Provided By :

Operating Activities

Net loss	$(29,600)

Changes in operating assets and liabilities:
Accounts payable	27,200
Due to related party	2,500
Net Cash Provided by Operating Activities	100

Increase in Cash	100
Cash, Beginning of Period	—
Cash, Ending of Period	$100

Supplemental Disclosure of Cash Flow Information:
Interest paid	$—
Income tax paid	$—

Non-cash Investing and Financing Activities:
Common stock issued for acquisition of intangible asset	$140,000

The accompanying notes are an integral part of these financial statements.

5

Cloud Data Corporation

(A Development Stage Company)

Notes to Financial Statements as of June 30, 2011

(Expressed in US Dollars)

Note 1 – Nature of Operations and Continuance of Business

Cloud Data Corporation (the “Company”) was incorporated in the State of Nevada on April 11, 2011. The Company’s principal business activity consists of online marketing and advertising services.

The Company is in the development stage and has not generated any revenues and has incurred losses of $29,600 since inception. At June 30, 2011, the Company had a working capital deficit of $29,600 including $100 in cash. In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations. To meet these objectives, the Company continues to seek other sources of financing in order to support existing operations and expand the range and scope of its business. However, there are no assurances that any such financing can be obtained on acceptable terms, if at all. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern.

Note 2 – Summary of Significant Accounting Policies

a)             Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year end is June 30.

b)             Use of Estimates

The preparation of these financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to long-lived assets and deferred income tax valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)             Basic and Diluted Earnings (Loss) Per Share

The Company computes earnings (loss) per share in accordance with ASC 260, Earnings per Share which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti dilutive.

6

Cloud Data Corporation

(A Development Stage Company)

Notes to Financial Statements as of June 30, 2011

(Expressed in US Dollars)

Note 2 – Summary of Significant Accounting Policies (continued)

d)             Comprehensive Loss

ASC 220, Comprehensive Income establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at June 30, 2011, the Company had no items that represent other comprehensive loss, and therefore has not included a schedule of comprehensive loss in the financial statements.

e)             Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

f)              Financial Instruments

The Company’s financial instruments consist principally of cash, accounts payable, and due to related party. Pursuant to ASC 820, Fair Value Measurements and Disclosures, and ASC 825, Financial Instruments the fair value of the Company’s cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of the Company’s other financial instruments approximate their current fair values because of their nature or respective relatively short maturity dates.

g)             Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Taxes. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

h)             Foreign Currency Translation

The functional and reporting currency of the Company is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated to United States dollars in accordance with ASC 740 Foreign Currency Translation Matters, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

To the extent that the Company incurs transactions that are not denominated in its functional currency, they are undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

i)               Intangible Assets

Intangible assets consist of software which is not yet ready for commercial release. The capitalized costs of software are amortized on a product-by-product basis, starting when the product is available for general release to customers. The Company will recognize amortization of intangible assets on a straight-line method over their estimated period of benefit, once commercial production has commenced. The Company evaluates the recoverability of intangible assets periodically by taking into account events or circumstances that may warrant revised estimates of useful lives or that indicate the asset may be impaired.

7

Cloud Data Corporation

(A Development Stage Company)

Notes to Financial Statements as of June 30, 2011

(Expressed in US Dollars)

Note 2 – Summary of Significant Accounting Policies (continued)

j)              Long-lived Assets

In accordance with ASC 360, Property Plant and Equipment, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

k)              Stock-based Compensation

Pursuant to ASC 505, Equity Based Payments to Non-Employees, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

l)               Advertising Costs

Advertising costs are charged to operations as incurred.

m)               Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Note 3 – Intangible Asset

On April 24, 2011, the Company acquired the right, title, and interest in software known as Domain Stutter with an estimated fair value of $140,000 in consideration for the issuance of 70,000,000 shares of common stock of the Company. Domain Stutter is a system that can auto host thousands domains per server and propagate them with unique content.

Note 4 – Related Party Transactions

During the period ended June 30, 2011, the Company incurred consulting fees of $2,500 to the Company’s President and Director. As at June 30, 2011, the Company is indebted to this individual for $2,500, which is included in amounts due to related party. The amount owing is unsecured, non-interest bearing and is due on demand.

Note 5 – Common Stock

On April 24, 2011, the Company issued 70,000,000 shares of common stock at $0.002 per share in consideration for software with an estimated fair value of $140,000 (Note 3).

8

Cloud Data Corporation

(A Development Stage Company)

Notes to Financial Statements as of June 30, 2011

(Expressed in US Dollars)

Note 6 – Income Taxes

The Company accounts for income taxes under ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Income tax expense differs from the amount that would result from applying the U.S federal and state income tax rates to earnings before income taxes. The Company has net operating losses carried forward of approximately $29,600 available to offset taxable income in future years which begin expiring in fiscal 2031. Pursuant to ASC 740, the potential benefits of the net operating losses carried forward has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years.

The Company is subject to United States federal and state income taxes at an approximate rate of 35%. The reconciliation of the provision for income taxes at the United States federal and state statutory rate compared to the Company’s income tax expense as reported is as follows:

June 30,
2011

Income tax recovery at statutory rate	$(10,360)

Valuation allowance change	10,360

Provision for income taxes	$—

For the period ended June 30, 2011, the valuation allowance established against the deferred tax assets increased by $10,360.

Deferred tax assets consist of:

June 30,
2011

Net operating loss carryforward	$10,360
Less valuation allowance	(10,360)
Net deferred tax asset	$—

Based on management's present assessment, the Company has not yet determined it to be more likely than not that a deferred tax asset of $10,360 attributable to the future utilization of the $29,600 net operating loss carryforward as of June 30, 2011 will be realized. Accordingly, the Company has provided a 100% allowance against the deferred tax asset in the financial statements at June 30, 2011. The Company will continue to review this valuation allowance and make adjustments as appropriate. The net operating loss carryforward expires in years 2031 in the amount of $29,600.

Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited.

Note 7 – Subsequent Event

On August 26, 2011, the Company was acquired by Microelectronics Technology Company. (“Microelectronics”) in exchange for 70,000,000 common shares of Microelectronics. The acquisition is considered a related party transaction as the Company’s President and Director is also the President and Director of Microelectronics. On completion of the transaction, the Company became a wholly-owned subsidiary of Microelectronics.